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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549

                        _____________________________

                                  FORM 8-K

                               CURRENT REPORT

                        Pursuant to Section 13 of the
                       Securities Exchange Act of 1934

                        _____________________________


      Date of Report (Date of earliest event reported): April 10, 2001


                           MYSTIC FINANCIAL, INC.
           (Exact name of registrant as specified in its charter)


         Delaware                    000-23533              04-3401049
(State or other jurisdiction       (Commission            (IRS Employer
     of incorporation)             File Number)        Identification No.)

                60 High Street, Medford, Massachusetts 02155
        (Address of principal executive offices, including zip code)

     Registrant's telephone number, including area code: (781) 395-2800

                               Not Applicable
        (Former name or former address, if changed since last report)


Item 5.  Other Events.

      On April 10, 2001, Mystic Financial, Inc. (the "Company"), the holding company for Medford Co-operative Bank, a Massachusetts-chartered cooperative bank (the "Bank"), issued a news release announcing that, effective April 10, 2001, John M. O'Donnell, became the President and Chief Executive Officer of the Company and the Bank. The Company also announced that Robert
H. Surabian, President and Chief Executive Officer, retired as an officer and director of the Company and the Bank effective April 9, 2001. In connection with Mr. Surabian's retirement, the Company will incur a one-time after tax compensation expense of approximately $622,200. A copy of the news release containing such announcement is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  None.
(b)  None.
(c)  Exhibits. The following Exhibits are filed as part of this report:

Exhibit No.                        Description
-----------                        -----------

   99.1                 Press Release issued April 10, 2001

                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Mystic financial, inc.


                                       By:  /s/ John M. O'Donnell
                                            John M. O'Donnell
                                            President and Chief Executive
                                            Officer

Dated:  April 13, 2001


                                EXHIBIT INDEX

Exhibit                            Description
-------                            -----------

  99.1                 Press Release issued April 10, 2001